Exhibit (e)(2)
Amended November 2. 2005
EXHIBIT A
Series (“Funds”) of GOLDMAN SACHS TRUST, a Delaware business trust (the “Trust”)
GOLDMAN SACHS FIXED INCOME FUNDS:
          Goldman Sachs Ultra-Short Duration Government Fund*
          Goldman Sachs Core Fixed Income Fund
          Goldman Sachs Global Income Fund
          Goldman Sachs Government Income Fund
          Goldman Sachs Municipal Income Fund
          Goldman Sachs Short Duration Tax-Free Fund
          Goldman Sachs Short Duration Government Fund
          Goldman Sachs High Yield Fund
          Goldman Sachs High Yield Municipal Fund
          Goldman Sachs Enhanced Income Fund
          Goldman Sachs Emerging Markets Debt Fund
          Goldman Sachs U.S. Mortgages Fund
          Goldman Sachs Investment Grade Credit Fund
          Goldman Sachs Global Currency Fund
          Goldman Sachs California Intermediate AMT-Free Municipal Fund
          Goldman Sachs New York Intermediate AMT-Free Municipal Fund
          Goldman Sachs Tennessee Municipal Fund
GOLDMAN SACHS EQUITY FUNDS:
          Goldman Sachs Balanced Fund
          Goldman Sachs CORE Large Gap Growth Fund
          Goldman Sachs CORE U.S. Equity Fund
          Goldman Sachs CORE Small Cap Equity Fund
          Goldman Sachs CORE International Equity Fund
          Goldman Sachs CORE Large Cap Value Fund
          Goldman Sachs CORE Tax-Managed Equity Fund
          Goldman Sachs Growth and Income Fund
          Goldman Sachs Capital Growth Fund
          Goldman Sachs International Equity Fund
          Goldman Sachs Small Gap Value Fund
          Goldman Sachs Asia Growth Fund
          Goldman Sachs Emerging Markets Equity Fund
          Goldman Sachs Mid Cap Value Fund
          Goldman Sachs Real Estate Securities Fund
          Goldman Sachs International Growth Opportunities Fund
          Goldman Sachs Japanese Equity Fund
          Goldman Sachs European Equity Fund
          Goldman Sachs Strategic Growth Fund
          Goldman Sachs Growth Opportunities Fund
          Goldman Sachs Tollkeeper Fund
          Goldman Sachs Large Cap Value Fund
          Goldman Sachs Research Select Fund
          Goldman Sachs Concentrated Growth Fund
          Goldman Sachs Small/Mid Cap Growth Fund
          Goldman Sachs U.S. Equity Dividend and Premium Fund

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
          Goldman Sachs Growth Strategy Portfolio
          Goldman Sachs Aggressive Growth Strategy Portfolio
          Goldman Sachs Balanced Strategy Portfolio
          Goldman Sachs Growth and Income Strategy Portfolio
GOLDMAN SACHS MONEY MARKET FUNDS:
          Goldman Sachs-Institutional Liquid Assets Portfolios:
               Prime Obligations Portfolio
               Government Portfolio
               Treasury Obligations Portfolio
               Federal Portfolio
               Money Market Portfolio
               Treasury Instruments Portfolio
               Tax-Exempt Diversified Portfolio
               Tax-Exempt California Portfolio
               Tax-Exempt New York Portfolio
          Financial Square Funds:
               Prime Obligations Fund
               Government Fund
               Treasury Obligations Fund
               Money Market Fund
               Tax-Free Money Market Fund
               Federal Fund
               Treasury Instruments Fund

GOLDMAN SACHS TRUST

By:	/s/ Kaysie Uniacke

Name:	Kaysie Uniacke
Title:	President of the Trust

GOLDMAN, SACHS & CO.

By:	/s/ James A. McNamara

Name:	James A. McNamara
Title:	Managing Director